UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06719

Sterling Capital Funds

(Exact name of registrant as specified in charter)

434 Fayetteville Street

Raleigh, NC 27601-0575

(Address of principal executive offices) (Zip code)

E.G. Purcell III, President

Sterling Capital Funds

434 Fayetteville Street

Raleigh, NC 27601-0575

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 228-1872

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT

STERLING CAPITAL EQUITY INDEX FUND

Class A Shares

Class B Shares

Class C Shares

Institutional Shares

DECEMBER 31, 2011

Notice of Privacy Policy & Practices

Sterling Capital Funds recognizes and respects the privacy expectations of our customers.1 We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the Sterling Capital Funds.

Collection of Customer Information

We collect nonpublic personal information about our customers from the following sources:

•	Account Applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;

•	Account History, including information about the transactions and balances in a customer’s accounts; and

•	Correspondence, written, telephonic or electronic between a customer and the Sterling Capital Funds or service providers to the Sterling Capital Funds.

Disclosure of Customer Information

We many disclose all of the consumer information outlined above to third parties who are not affiliated with the Sterling Capital Funds:

•	as permitted by law — for example with service providers who maintain or service shareholder accounts for the Sterling Capital Funds or to a shareholder’s broker or agent; and

•	to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

Security of Customer Information

We require service providers to the Sterling Capital Funds:

•	to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the Sterling Capital Funds; and

•	to maintain physical, electronic and procedural safeguards that comply with applicable legal standards to guard nonpublic personal information of customers of the Sterling Capital Funds.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former customer of the Sterling Capital Funds.

1 For purposes of this notice, the terms “customer” or “customers” includes both individual shareholders of the Sterling Capital Funds and individuals who provide nonpublic personal information to the Sterling Capital Funds, but do not invest in Sterling Capital Funds shares.

Letter from the Investment Advisor

Dear Shareholders,

We are pleased to present this annual report for the Sterling Capital Equity Index Fund covering the 12-month period through December 31, 2011. U.S. equities delivered paltry rewards for the extreme volatility investors endured this year. Political turmoil, natural disasters and, above all, global debt problems drove investors to alternate between periods of greater and lesser appetite for risk. The S&P 500® Index1 returned 2.11% for the year amid a whirlwind of unprecedented global events.

Early in the year, stocks moved unevenly higher despite political upheaval spreading across the Middle East and North Africa. March brought devastating natural disasters in Japan, resulting in global supply chain disruptions. But equity markets proved remarkably resilient and investors gradually increased their appetite for risk.

After peaking in late April, equities reversed course as a result of increasing concerns that Greece would default on its debt and the sovereign debt crisis would spread in Europe. A prolonged debt-ceiling debate in the United States ultimately led to Standard & Poor’s decision to downgrade the U.S. government’s credit rating in early August. This announcement spurred one of the most volatile periods in trading history.

U.S. stocks staged a strong rebound in October as the domestic labor market improved and corporate profits beat analyst expectations. Encouraging news from Europe also contributed to the rally. But a lack of definitive details about the European rescue plan soon raised doubts among investors and thwarted the rally at the end of October. In November, political instability in Greece and Italy fueled uncertainty about European leaders’ ability to contain the crisis. Bickering among U.S. lawmakers prevented agreement on how to reduce the U.S. budget deficit, further under mining investors’ confidence. Market volatility softened in December with the support of global central bank actions and continued improvement in economic data.

For the year, U.S. stocks outperformed most international markets given their perceived relative safety during a time of heightened uncertainty overseas. Dividend-paying stocks performed particularly well as investors sought yield in a low interest rate environment. From a sector perspective, utilities (19.91%) led the index for 2011. The defensive consumer staples sector (13.99%) performed well amid high volatility, as did health care stocks (12.73%), which benefited from increased merger and acquisition activity during the year. Battered by the world’s debt problems, financials (-17.06%) saw the largest losses. The more cyclical materials (-9.75%) and industrials (-0.59%) sectors also declined amid heightened uncertainty about the global economy.

Thank you for selecting the Sterling Capital Equity Index Fund. We look forward to serving your investment needs during the months and years ahead.

Sincerely,

Jeffrey J. Schappe, CFA

Managing Director-Chief Investment Officer

Sterling Capital Management LLC

[1]

“S&P 500®” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund or Master Portfolio. The S&P 500® Index is generally considered to be representative of the performance of the stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

This report is authorized for distribution only when preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money. Sterling Capital Management LLC (“Sterling Capital”) serves as investment advisor to the Sterling Capital Funds and is paid a fee for its services. Shares of the Sterling Capital Funds (each a “Fund” and collectively, the “Funds”) are not deposits or obligations of, or guaranteed or endorsed by, Branch Banking and Trust Company or its affiliates. The Funds are not insured by the FDIC or any other government agency. The Funds currently are distributed by Sterling Capital Distributors, Inc. The distributor is not affiliated with Branch Banking and Trust Company or its affiliates.

The foregoing information and opinions are for general information only. Sterling Capital does not guarantee their accuracy or completeness, nor assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only and are not intended as an offer or solicitation with respect to the purchase or sale of any security or as offering individual or personalized investment advice.

1

Sterling Capital Equity Index Fund

Investment Advisers

BlackRock Fund Advisors, a subsidiary of BlackRock, Inc. (S&P 500® Stock Master Portfolio), Sterling Capital Management LLC (Sterling Capital Equity Index Fund).

Unlike many traditional, actively managed investment funds, there is no single portfolio manager who makes investment decisions for the Sterling Capital Equity Index Fund (the “Fund”). Instead, the Fund invests substantially all of its assets in the S&P 500® Stock Market Portfolio (the “Master Portfolio”) which is managed by a team of investment professionals from BlackRock Fund Advisors, who use a specially designed software program to maintain a close match to the characteristics of the S&P 500® Index.

Investment Concerns

Equity securities (stocks) are more volatile. The net asset value per share of this Fund will fluctuate as the value of the securities held by the Master Portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

The performance of the Fund is expected to be lower than that of the S&P 500® Index because of Fund fees and expenses.

Portfolio Manager’s Perspective

“Investing in an index fund such as ours is based on the belief that it’s very difficult to ‘beat the market’ on a consistent basis. Our approach, then, is to take advantage of the stock market’s long-term growth potential, while managing costs, to help shareholders potentially build wealth over time. We believe the Fund is an excellent tool for novice and experienced investors alike, and can serve as the foundation of most equity investors’ asset allocation strategies.”

Q. How did the Fund perform during the 12-month period between January 1, 2011 and December 31, 2011?

A. The Fund returned 0.94% (Class A Shares without load) while the S&P 500® Index returned 2.11%.

Q. What factors affected the Fund’s performance?

A. The Fund seeks to approximate, as closely as possible, the performance of the capitalization-weighted S&P 500® Index.

Investors endured extreme volatility in U.S. equities during 2011, only to receive paltry rewards in return. Political turmoil, natural disasters and, above all, global debt problems drove investors to alternate between periods of greater and lesser appetite for risk.

Early in the year, stocks rose despite political upheaval across the Middle East and North Africa, and a sharp rise in oil and other commodity prices. Stocks reversed course after a late April peak due to concerns that Greek debt problems would spread to the rest of the euro zone. Standard & Poor’s decision to downgrade the

U.S. government’s credit rating in early August then spurred one of the most volatile periods in trading history.

Investor confidence whipsawed throughout the fourth quarter. Strong corporate profits and improvements in the domestic labor market led to an October rally in U.S. stocks. That gave way in November to doubts about the ability of European leaders to solve the euro zone crisis. Market volatility softened in December with the support of global central bank actions and continued improvement in economic data.

U.S. stocks outperformed most international markets for the year due to their relative safety during a time of heightened uncertainty overseas. Dividend-paying stocks performed particularly well as investors sought yield in a low interest rate environment. The utilities sector led the index, posting a (19.91%) gain. Defensive consumer staples (13.99%) and health care stocks (12.73%) also performed well. Financials (-17.06%) saw the largest losses, while the cyclical materials (-9.75%) and industrials (-0.59%) sectors also declined amid heightened uncertainty about the global economy.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

2

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of December 31, 2011	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	9/11/00[2]	-4.81%	-2.18%	1.66%
Class B Shares**	9/11/00[2]	-3.77%	-1.95%	1.50%
Class C Shares***	5/11/01[2]	0.29%	-1.73%	1.65%
Institutional Shares	5/1/07[2,3]	1.21%	-0.77%	2.39%
S&P 500® Index[1]		2.11%	-0.25%	2.92%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

[1]

The Fund is measured against the S&P 500® Index, an unmanaged index which is generally considered to be representative of the performance of the stock market as a whole. Performance data for the S&P 500® Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

[2]

The performance shown reflects the reinvestment of all dividend and capital gains distributions but does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or redemptions. The performance has been adjusted to reflect the deduction of fees for services associated with the Fund, such as investment management and fund accounting fees.

[3]	Performance for Institutional Shares prior to their inception date on 5/1/07 is based on historical performance of Class A Shares.

The Adviser has contractually agreed to limit certain fees for Class A Shares through April 30, 2012. The total expense ratios as stated in the prospectus are 1.36% for Class A Shares, 1.86% for Class B and Class C Shares and 0.86% for Institutional Shares. (See Note 3 in the Notes to the Financial Statements for more expense ratio information). If the fees had not been waived, the Fund’s total return for the periods would have been lower.

3

Portfolio Holdings Summary

(Unaudited)

Investment Types	% of Investments
S&P 500 Stock Master Portfolio	100.00%

For a summary of the S&P 500 Stock Master Portfolio’s holdings, please see the accompanying financial statements of the S&P 500 Stock Master Portfolio.

Expense Example (Unaudited)

As a shareholder of the Sterling Capital Equity Index Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds’ and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 through December 31, 2011.

Actual Example

The table below provides information about actual account values and actual expenses.You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11	Annualized Expense Ratio** During Period 7/1/11 - 12/31/11
Sterling Capital Equity Index Fund
Class A Shares	$1,000.00	$956.90	$5.92	1.20%
Class B Shares	1,000.00	953.10	9.60	1.95%
Class C Shares	1,000.00	953.50	9.60	1.95%
Institutional Shares	1,000.00	958.20	4.69	0.95%

*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 184 days divided by 365 (to reflect the six month period).

**	The annual expense ratio includes expenses allocated from the S&P 500 Stock Master Portfolio.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11	Annualized Expense Ratio** During Period 7/1/11 - 12/31/11
Sterling Capital Equity Index Fund
Class A Shares	$1,000.00	$1,019.16	$6.11	1.20%
Class B Shares	1,000.00	1,015.38	9.91	1.95%
Class C Shares	1,000.00	1,015.38	9.91	1.95%
Institutional Shares	1,000.00	1,020.42	4.84	0.95%

*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 184 days divided by 365 (to reflect the six month period).

**	The annual expense ratio includes expenses allocated from the S&P 500 Stock Master Portfolio.

Sterling Capital Equity Index Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investment in S&P 500 Stock Master Portfolio, at value (See Note 1)	$20,496,210
Receivable for capital shares issued	3,553
Prepaid expenses & other assets	4,834

Total Assets	20,504,597

Liabilities:
Payable for capital shares redeemed	135
Accrued expenses and other payables:
Administration fees	1,750
Compliance service fees	26
Distribution fees.	4,898
Trustee fees	60
Fund accounting fees	7,602
Printing fees	14,204
Professional fees	23,923
Other	1,725

Total Liabilities	54,323

Net Assets:	$20,450,274

Net Assets Consist of:
Capital	$23,579,804
Accumulated realized loss from investment transactions and futures contracts	(14,988,679)
Net unrealized appreciation (depreciation) on investments and futures contracts	11,859,149

Net Assets	$20,450,274

Net Assets
Class A Shares	$13,895,788
Class B Shares	2,013,994
Class C Shares	219,870
Institutional Shares	4,320,622

Total	$20,450,274

Shares of Beneficial Interest Outstanding (Unlimited number of shares authorized, no par value):
Class A Shares	1,648,590
Class B Shares	242,921
Class C Shares	26,311
Institutional Shares	513,440

Total	2,431,262

Net Asset Value
Class A Shares - redemption price per share	$8.43

Class B Shares - offering price per share*	8.29

Class C Shares - offering price per share*	8.36

Institutional Shares - offering and redemption price per share	8.42

Maximum Sales Charge - Class A Shares	5.75%

Maximum Offering Price (100%/(100% - Maximum Sales Charge)) of net asset value adjusted to the nearest cent per share - Class A Shares	$8.94

*	Redemption price per share varies by length of time shares are held.

See accompanying notes to the financial statements.

Sterling Capital Equity Index Fund

Statement of Operations

For the Year Ended December 31, 2011

Net Investment Income Allocated from Master Portfolio:
Dividend income(a)	$486,690
Interest Income(a)	450
Securities lending income(a)	7,119
Expenses(a)(b)	(11,686)

Net Investment Income Allocated from Master Portfolio	482,573

Expenses:
Distribution fees - Class A Shares	77,470
Distribution fees - Class B Shares	28,268
Distribution fees - Class C Shares	2,038
Administration fees (See Note 3)	23,881
Fund accounting fees	44,981
Compliance service fees (See Note 3)	287
Custodian fees	1,236
Printing fees	48,677
Professional fees	30,884
Registration fees	14,363
Transfer agent fees (See Note 3)	12,914
Trustees fees	2,024
Other	9,005

Gross expenses	296,028
Less expenses reimbursed by the Investment Advisor	(1,467)
Less expenses waived by the Distributor (See Note 3)	(38,735)

Net Expenses	255,826

Net Investment Income	226,747

Realized and Unrealized Gain (Loss) Allocated from Master Portfolio:
Net realized gains (losses) from:
Investments transactions(a)	(1,518,337)
Futures contracts(a)	614
Change in unrealized appreciation/depreciation on:
Investments transactions(a)	1,642,435
Futures contracts(a)	(5,883)

Net realized/unrealized gains allocated from Master Portfolio	118,829

Change in net assets from operations	$345,576

(a)	Allocated from the S&P 500 Stock Master Portfolio.
(b)	Expenses allocated from the S&P 500 Stock Master Portfolio are shown net of any fee reductions.

See accompanying notes to the financial statements.

Sterling Capital Equity Index Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
From Investment Activities:
Operations:
Net investment income	$226,747	$322,615
Net realized losses from investment transactions and futures contracts	(1,517,723)	(3,564,169)
Change in unrealized appreciation/depreciation on investments and futures contracts	1,636,552	6,888,529

Change in net assets from operations	345,576	3,646,975

Distributions to Class A Shareholders:
Net investment income	(152,667)	(239,156)
Return of Capital	(4,792)	—
Distributions to Class B Shareholders:
Net investment income	(5,564)	(17,214)
Return of Capital	(175)	—
Distributions to Class C Shareholders:
Net investment income	(578)	(825)
Return of Capital	(18)	—
Distributions to Institutional Shareholders:
Net investment income	(60,392)	(67,461)
Return of Capital	(1,895)	—

Change in net assets from shareholder distributions	(226,081)	(324,656)

Capital Transactions:
Proceeds from shares issued
Class A Shares	2,350,164	6,595,946
Class C Shares	163,007	57,862
Institutional Shares	—	1,564,255
Distributions reinvested
Class A Shares	156,426	238,110
Class B Shares	5,588	16,845
Class C Shares	596	825
Institutional Shares	61,282	64,687
Value of shares redeemed
Class A Shares	(7,695,209)	(9,375,186)
Class B Shares	(1,599,125)	(2,171,164)
Class C Shares	(105,847)	(21,177)
Institutional Shares	(965,485)	(289,358)

Change in net assets from capital transactions	(7,628,603)	(3,318,355)

Change in net assets	(7,509,108)	3,964
Net Assets:
Beginning of Year	27,959,382	27,955,418

End of Year	$20,450,274	$27,959,382

Accumulated undistributed net investment income	$—	$4,461

Share Transactions:
Issued
Class A Shares	274,089	865,486
Class C Shares	18,806	7,431
Institutional Shares	—	198,152
Reinvested
Class A Shares	18,445	30,745
Class B Shares	665	2,191
Class C Shares	71	107
Institutional Shares	7,224	8,361
Redeemed
Class A Shares	(895,791)	(1,208,181)
Class B Shares	(190,362)	(290,041)
Class C Shares	(13,914)	(2,790)
Institutional Shares	(109,587)	(37,937)

Change in shares	(890,354)	(426,476)

See accompanying notes to the financial statements.

Sterling Capital Equity Index Fund

Financial Highlights, Class A Shares

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

	For the		For the	For the	For the		For the
	Year Ended		Year Ended	Year Ended	Year Ended		Year Ended
	December 31, 2011		December 31, 2010	December 31, 2009	December 31, 2008		December 31, 2007
Net Asset Value, Beginning of Year	$8.44		$7.49	$6.05	$9.85		$9.52

Investment Activities:
Net investment income(a)(b)	0.09		0.09	0.08	0.15		0.13
Net realized and unrealized gains (losses) from investments(b)	(0.01	)(c)	0.96	1.45	(3.80)		0.33

Total from Investment Activities	0.08		1.05	1.53	(3.65)		0.46

Distributions:
Net investment income	(0.09)		(0.10)	(0.08)	(0.15)		(0.13)
Return of capital	(0.00	)(d)	—	(0.01)	(0.00	)(d)	—

Total Distributions	(0.09)		(0.10)	(0.09)	(0.15)		(0.13)

Net Asset Value — End of Year	$8.43		$8.44	$7.49	$6.05		$9.85

Total Return (excludes sales charge)	0.94%		14.09%	25.60%	(37.35)%		4.85%

Ratios/Supplementary Data:
Net Assets, End of Year (000’s)	$13,896		$19,004	$19,191	$15,795		$30,845
Ratio of net expenses to average net assets(b)	1.10%		0.93%	1.00%	0.54%		0.61%
Ratio of net investment income to average net assets(b)	1.02%		1.20%	1.27%	1.79%		1.36%
Ratio of expenses to average net assets*(b)	1.36%		1.18%	1.25%	0.79%		0.86%
Portfolio turnover rate(e)	5%		9%	5%	8%		7%

*

During the periods certain fees were voluntarily or contractually waived (See Note 3 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

(a)	Per share net investment income has been calculated using the daily average method.
(b)	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the S&P 500 Stock Master Portfolio.
(c)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of Fund shares in relation to fluctuating market values during the period.

(d)	Less than (0.01) per share.
(e)	This rate represents the portfolio turnover rate of the S&P 500 Stock Master Portfolio.

See accompanying notes to the financial statements.

Sterling Capital Equity Index Fund

Financial Highlights, Class B Shares

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

	For the		For the	For the		For the		For the
	Year Ended		Year Ended	Year Ended		Year Ended		Year Ended
	December 31, 2011		December 31, 2010	December 31, 2009		December 31, 2008		December 31, 2007
Net Asset Value, Beginning of Year	$8.29		$7.35	$5.94		$9.67		$9.36

Investment Activities:
Net investment income(a)(b)	0.02		0.03	0.03		0.09		0.06
Net realized and unrealized gains (losses) from investments(b)	—		0.94	1.42		(3.73)		0.32

Total from Investment Activities	0.02		0.97	1.45		(3.64)		0.38

Distributions:
Net investment income	(0.02)		(0.03)	(0.04)		(0.09)		(0.07)
Return of capital	(0.00	)(c)	—	(0.00	)(c)	(0.00	)(c)	—

Total Distributions	(0.02)		(0.03)	(0.04)		(0.09)		(0.07)

Net Asset Value — End of Year	$8.29		$8.29	$7.35		$5.94		$9.67

Total Return (excludes sales charge)	0.23%		13.30%	24.58%		(37.83)%		4.06%

Ratios/Supplementary Data:
Net Assets, End of Year (000’s)	$2,014		$3,588	$5,298		$6,432		$13,279
Ratio of net expenses to average net assets(b)	1.84%		1.67%	1.76%		1.30%		1.37%
Ratio of net investment income to average net assets(b)	0.26%		0.42%	0.55%		1.05%		0.65%
Ratio of expenses to average net assets*(b)	1.85%		1.68%	1.76%		1.30%		1.37%
Portfolio turnover rate(d)	5%		9%	5%		8%		7%

*

During the periods certain fees were voluntarily or contractually waived (See Note 3 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

(a)	Per share net investment income has been calculated using the daily average method.
(b)	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the S&P 500 Stock Master Portfolio.
(c)	Less than (0.01) per share.
(d)	This rate represents the portfolio turnover rate of the S&P 500 Stock Master Portfolio.

See accompanying notes to the financial statements.

Sterling Capital Equity Index Fund

Financial Highlights, Class C Shares

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

	For the		For the	For the	For the		For the
	Year Ended		Year Ended	Year Ended	Year Ended		Year Ended
	December 31, 2011		December 31, 2010	December 31, 2009	December 31, 2008		December 31, 2007
Net Asset Value, Beginning of Year	$8.36		$7.42	$6.00	$9.76		$9.44

Investment Activities:
Net investment income(a)(b)	0.02		0.04	0.03	0.08		0.06
Net realized and unrealized gains (losses) from investments(b)	—		0.94	1.44	(3.76)		0.33

Total from Investment Activities	0.02		0.98	1.47	(3.68)		0.39

Distributions:
Net investment income	(0.02)		(0.04)	(0.04)	(0.08)		(0.07)
Return of capital	(0.00	)(c)	—	(0.01)	(0.00	)(c)	—

Total Distributions	(0.02)		(0.04)	(0.05)	(0.08)		(0.07)

Net Asset Value — End of Year	$8.36		$8.36	$7.42	$6.00		$9.76

Total Return (excludes sales charge)	0.29%		13.28%	24.60%	(37.84)%		4.15%

Ratios/Supplementary Data:
Net Assets, End of Year (000’s)	$220		$179	$123	$89		$308
Ratio of net expenses to average net assets(b)	1.87%		1.68%	1.74%	1.30%		1.37%
Ratio of net investment income to average net assets(b)	0.26%		0.46%	0.52%	0.95%		0.66%
Ratio of expenses to average net assets*(b)	1.87%		1.69%	1.74%	1.30%		1.37%
Portfolio turnover rate(d)	5%		9%	5%	8%		7%

*

During the periods certain fees were voluntarily or contractually waived (See Note 3 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

(a)	Per share net investment income has been calculated using the daily average method.
(b)	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the S&P 500 Stock Master Portfolio.
(c)	Less than (0.01) per share.
(d)	This rate represents the portfolio turnover rate of the S&P 500 Stock Master Portfolio.

See accompanying notes to the financial statements.

Sterling Capital Equity Index Fund

Financial Highlights, Institutional Shares

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

	For the		For the	For the	For the		For the Period
	Year Ended		Year Ended	Year Ended	Year Ended		May 1, 2007 to
	December 31, 2011		December 31, 2010	December 31, 2009	December 31, 2008		December 31, 2007(a)
Net Asset Value, Beginning of Period	$8.43		$7.48	$6.02	$9.81		$9.95

Investment Activities:
Net investment income(b)(c)	0.11		0.11	0.10	0.17		0.12
Net realized and unrealized gains (losses) from investments(c)	(0.01	)(d)	0.96	1.47	(3.79)		(0.13)

Total from Investment Activities	0.10		1.07	1.57	(3.62)		(0.01)

Distributions:
Net investment income	(0.11)		(0.12)	(0.10)	(0.17)		(0.13)
Return of capital	(0.00	)(e)	—	(0.01)	(0.00	)(e)	—

Total Distributions	(0.11)		(0.12)	(0.11)	(0.17)		(0.13)

Net Asset Value — End of Period	$8.42		$8.43	$7.48	$6.02		$9.81

Total Return (excludes sales charge)	1.21%		14.41%	26.36%	(37.24)%		(0.11	)%(f)

Ratios/Supplementary Data:
Net Assets, End of Period (000’s)	$4,321		$5,189	$3,343	$47,259		$73,382
Ratio of net expenses to average net assets(c)	0.85%		0.68%	0.72%	0.30%		0.41	%(g)
Ratio of net investment income to average net assets(c)	1.27%		1.46%	1.66%	2.08%		1.79	%(g)
Ratio of expenses to average net assets*(c)	0.86%		0.69%	0.72%	0.30%		0.41	%(g)
Portfolio turnover rate(h)	5%		9%	5%	8%		7	%(f)

*

During the periods certain fees were voluntarily or contractually waived (See Note 3 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

(a)	Period from commencement of operations. The Institutional Shares of the Fund commenced operations on May 1, 2007.
(b)	Per share net investment income has been calculated using the daily average method.
(c)	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the S&P 500 Stock Master Portfolio.
(d)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of Fund shares in relation to fluctuating market values during the period.

(e)	Less than (0.01) per share.
(f)	Not annualized for periods less than one year.
(g)	Annualized for periods less than one year.
(h)	This rate represents the portfolio turnover rate of the S&P 500 Stock Master Portfolio.

See accompanying notes to the financial statements.

Sterling Capital Equity Index Fund

Notes to the Financial Statements

December 31, 2011

1	Organization:

The Sterling Capital Equity Index Fund (the “Fund”) commenced operations on September 11, 2000 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end investment company. The Fund is a separate series of the Sterling Capital Funds (the “Trust”), a Massachusetts business trust organized in 1992. The Fund invests all of its investable assets in the S&P 500 Stock Master Portfolio (the “Master Portfolio”) of the Master Investment Portfolio (“MIP”), a diversified open-end management investment company registered under the 1940 Act, rather than in a portfolio of securities. The Master Portfolio has substantially the same investment objective as the Fund. BlackRock Fund Advisors serves as investment advisor for the Master Portfolio. The financial statements of the Master Portfolio, including the schedule of investments in securities, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s interest of 0.97% in the net assets of the Master Portfolio at December 31, 2011.

The Fund is authorized to issue an unlimited number of shares. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares, and Institutional Shares. Class B Shares of the Fund are closed to new accounts and additional purchases by existing shareholders. Class B Shares automatically convert to Class A Shares after eight years. Class A Shares of the Fund have a maximum sales charge of 5.75% as a percentage of the original purchase price. Purchases of $1 million or more of Class A Shares will not be subject to a front-end sales charge, but will be subject to a contingent deferred sales charge (“CDSC”) of up to 1.00% of the purchase price as described below. A CDSC of up to 1.00% of the purchase price of Class A Shares will be charged to the following shareholders who received a sales charge waiver, and then redeem their shares within two years after purchase: (i) shareholders who purchased $1 million or more and (ii) employees of the Trust, BB&T Corporation and its affiliates for shares purchased prior 2/17/2012. The CDSC is based on the lower of the cost for the shares or their net asset value at the time of redemption. Class B Shares of the Fund are offered without any front-end sales charge but will be subject to a CDSC ranging from a maximum of 5.00% if redeemed less than one year after purchase to 0.00% if redeemed more than six years after purchase. Class C Shares of the Fund are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. Institutional Shares of the Fund are offered without any front-end sales charge and without any CDSC.

Each class of shares has identical rights and privileges except with respect to the fees paid under the distribution plan, voting rights on matters affecting a single class of shares and the exchange privilege of each class of shares.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Fund may enter into contracts with their vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.The policies are in conformity with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the reporting period. Actual results could differ from those estimates.

Securities Valuation — The Fund records its investments in the Master Portfolio at fair value. Valuation of securities held by the Master Portfolio is discussed in Note 1 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Fair Value Measurements — The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Sterling Capital Equity Index Fund

      Notes to the Financial Statements — (continued)

      December 31, 2011

• Level 1 – quoted prices in active markets for identical securities

• Level 2 – based on other significant observable inputs (including quoted prices for similar securities, interest rates,

  prepayment speeds, credit risk, etc.)

• Level 3 – based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. During the year ended December 31, 2011 there were no significant changes to the valuation policies and procedures.

The summary of inputs used to determine the fair value of the Fund’s investments as of December 31, 2011 is as follows:

	Level 1– Quoted Inputs	Level 2– Other Significant Observable Inputs	Level 3– Other Significant Unobservable Inputs	Total Fair Value

Investment in Master Portfolio	$20,496,210	$—	$—	$20,496,210

There were no transfers between Level 1 and Level 2 for the fiscal year ended December 31, 2011. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

In May 2011, the FinancialAccounting Standards Board issuedAccounting Standards Update (“ASU”) No. 2011-04:Amendments toAchieve Common FairValue Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. In addition,ASU No. 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. ASU No. 2011-04 will also require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

Distributions to Shareholders — Distributions from net investment income are declared and paid quarterly by the Fund. Distributable net realized gains, if any, are declared and distributed at least annually. The character of income and gains distributed are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., expiration of capital loss carryforwards, investments in real estate investment trusts (REITs), gains and losses from contributed securities, and return of capital distribution received from securities held), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets or net asset values per share. Distributions to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital. The following permanent difference amounts have been reclassified to/from the following accounts as of December 31, 2011.

Undistributed Net Investment Income	Accumulated Realized Gains	Paid-in-Capital
$(16,912)	$858,180	$(841,268)

Expenses and Allocation Methodology — Expenses directly attributable to a class of shares are charged to that class. Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among the Trust daily in relation to the net assets of each series of the Trust or on another reasonable basis. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses that are attributable to both the Trust and Sterling Capital Variable Insurance Funds are allocated across the Trust and Sterling Capital Variable Insurance Funds, based upon relative net assets or on another reasonable basis. Income and realized and unrealized gains

Sterling Capital Equity Index Fund

      Notes to the Financial Statements — (continued)

      December 31, 2011

or losses on investments are allocated to each class of shares based on its relative net assets or another appropriate basis.

Securities Transactions and Income Recognition — The Fund records daily its proportionate interest in the net investment income and realized/unrealized capital gains and losses of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio.

Federal Income Taxes — It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income tax is required.

3.	Related Party Transactions:

Under its Investment Advisory Agreement with respect to the Fund, Sterling Capital Management LLC (“Sterling Capital” or the “Advisor”) exercises general oversight over the investment performance of the Fund. Sterling Capital will advise the Board of Trustees (the “Board”) if investment of all of the Fund’s assets in shares of the Master Portfolio is no longer an appropriate means of achieving the Fund’s investment objective. For periods in which all of the Fund’s assets are not invested in the Master Portfolio, Sterling Capital may receive an investment advisory fee from the Fund. For the year ended December 31, 2011, all of the Fund’s investable assets were invested in the Master Portfolio and Sterling Capital received no advisory fees.

Sterling Capital serves as the administrator to the Fund pursuant to an Administration Agreement. The Fund pays its portion of a fee to Sterling Capital for providing administration services based on the aggregate assets of the Trust (except Sterling Capital Strategic Allocation Conservative Fund, Sterling Capital Strategic Allocation Balanced Fund, Sterling Capital Strategic Allocation Growth Fund, Sterling Capital Strategic Allocation Equity Fund, Sterling Capital Corporate Fund, and Sterling Capital Securitized Opportunities Fund) and the Sterling Capital Variable Insurance Funds (except Sterling Capital Strategic Allocation Equity VIF) at a rate of 0.11% on the first $3.5 billion of average net assets; 0.075% on the next $1 billion of average net assets; 0.06% on the next $1.5 billion of average net assets; and 0.04% of average net assets over $6 billion. This fee is accrued daily and payable on a monthly basis. Expenses incurred are reflected on the Statement of Operations as “Administration fees.” Pursuant to a Sub-Administration Agreement with Sterling Capital, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon” or the “Sub-Administrator”), serves as sub-administrator to the Fund subject to the general supervision of the Board and Sterling Capital. For these services, BNY Mellon is entitled to a fee payable by Sterling Capital.

BNY Mellon serves as the Fund’s transfer agent and receives compensation by the Fund for these services. Expenses incurred are reflected on the Statement of Operations as “Transfer agent fees.”

Sterling Capital’s Chief Compliance Officer (“CCO”) serves as the Fund’s CCO. The CCO’s compensation is reviewed and approved by the Fund’s Board and paid by Sterling Capital. However, the Fund reimburses Sterling Capital for its allocable portion of the CCO’s salary. Expenses incurred for the Fund are reflected on the Statement of Operations as “Compliance service fees.”

The Fund has adopted a Distribution and Shareholder Services Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Sterling Capital Distributors, LLC (formerly known as Sterling Capital Distributors, Inc.) (the “Distributor”) serves as distributor to the Fund pursuant to an Underwriting Agreement effective as of April 23, 2007, as amended. During the fiscal year ended December 31, 2011, the Plan provided for payments to the distributor of up to 0.50%, 1.00% and 1.00% of the average daily net assets of the Class A Shares, Class B Shares, and Class C Shares, respectively. The Distributor contractually agreed to limit the distribution and service (12b-1) fees for Class A Shares of the Fund to 0.25% throughout the period cover by this report. Distribution fees totaling $38,735 were waived for the year ended December 31, 2011. Distribution fee waivers are included in the Statement of Operations as “Less expenses waived by the Distributor” and these waivers are not subject to recoupment in subsequent fiscal periods. The Distributor is entitled to receive commissions on sales of shares of the Fund. For the year ended December 31, 2011, the Distributor received $1,858 from commissions earned on sales of shares of the Fund. Commissions paid to affiliated broker-dealers during the year ended December 31, 2011 were $810. The fees may be used by the Distributor to pay banks, broker-dealers and other institutions, including affiliates of the Advisor.

Sterling Capital and/or its affiliates may pay out of their own bona fide profits compensation to broker-dealers and other persons for the sale and distribution of the shares and/or for the servicing of the shares. These are additional payments over and above

Sterling Capital Equity Index Fund

      Notes to the Financial Statements — (continued)

      December 31, 2011

the sales charge (including Rule 12b-1 fees) and service fees paid by the Fund. The payments, which may be different for different financial institutions, will not change the price an investor will pay for shares or the amount that a Fund will receive for the sale of the shares.

Certain Officers and a Trustee of the Fund are affiliated with Sterling Capital or the Sub-Administrator. Such Officers and Trustee receive no compensation from the Fund for serving in their respective roles. Trustees who are not interested persons (as defined in the 1940 Act) of the Trust who serve on the Board are compensated at the annual rate of $40,000 plus $5,000 for each regularly scheduled quarterly meeting attended, $4,000 for each special meeting attended in person and $3,000 for each special meeting attended by telephone, plus reimbursement for certain out of pocket expenses. Each Trustee serving on a Committee of the Board receives a fee of $4,000 for each Committee meeting attended in person and $3,000 for each Committee meeting attended by telephone, plus reimbursement for certain out of pocket expenses. Additionally, the Chairman of the Board and the Audit Committee Chairman each receive an annual retainer of $15,000, and the Chairman of the Nominations Committee receives additional compensation at the rate of $1,000 for each meeting over which he or she presides as Chairman. The fees are allocated across the Trust and Sterling Capital Variable Insurance Funds based upon relative net assets. During the year ended December 31, 2011, actual Trustee compensation was $315,000 in total from the Trust, of which $1,688 was allocated to the Fund.

4.	Federal Income Tax Information:

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense. During the year ended December 31, 2011, the Fund did not incur any interest or penalties.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to several tax rules impacting Regulated Investment Companies (“RICs”). The provisions of the Act will generally be effective for Fund’s taxable year ending December 31, 2011. The Act allows for capital losses originating in taxable years beginning after December 22, 2010 (“post-enactment capital losses”) to be carried forward indefinitely. However, the Act requires any future capital gains to be first offset by post-enactment capital losses before using capital losses incurred in taxable years beginning prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards incurred in taxable years beginning prior to the effective date of the Act have an increased likelihood to expire unused. Furthermore, post-enactment capital losses will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses as under previous law.

At December 31, 2011, the Fund had net capital loss carryforwards available to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

Amount	Expires
$175,416	2012
519,736	2013
612,669	2014
3,549,980	2016
1,338,848	2017
2,743,646	2018
873,333	With No Expiration	*

$9,813,628

*	Post-Enactment Losses: Must be utilized prior to losses subject to expiration. All losses are long-term.

Sterling Capital Equity Index Fund

      Notes to the Financial Statements — (continued)

      December 31, 2011

Capital loss carryforwards that expired in the current fiscal year were $715,833.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $1,084,250 of deferred post-October capital losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2012.

The tax character of distributions paid to shareholders of the Fund during the fiscal year ended December 31, 2011 , were as follows:

Distributions paid from:
Ordinary Income	Return of Capital	Total Distributions Paid*
$219,201	$6,880	$226,081

The tax character of distributions paid to shareholders of the Fund during the fiscal year ended December 31,2010, were as follows:

Distributions paid from:
Ordinary Income	Total Taxable Distributions	Total Distributions Paid*
$324,656	$324,656	$324,656

*	Total Distributions Paid may differ from the Statement of Changes in NetAssets due to differences in the tax rules governing the timing of recognition.

At December 31, 2011, the components of accumulated deficit on a tax basis were as follows:

Accumulated Capital and Other Losses	Unrealized Appreciation	Total Accumulated Deficit
$(10,897,878)	$7,768,348	$(3,129,530)

5.	Subsequent Events:

Management has evaluated the need for the disclosure and/or adjustments resulting from subsequent events through the date the financial statements were issued, and has noted the following item:

The Bank of New York Mellon Corporation recently announced that it has agreed to sell BNY Mellon Distributors Inc. and its four subsidiaries, one of which is the Distributor, to Foreside Distributors, a subsidiary of Foreside Financial Group (the “Transaction”). Subject to any necessary approvals, the Transaction is anticipated to close in the first half of 2012. Upon the closing of the Transaction, the Distributor will become an indirect, wholly owned subsidiary of Foreside Financial Group. To conform with certain regulatory requirements related to the Transaction, effective January 30, 2012, the Distributor converted to a limited liability company, Sterling Capital Distributors, LLC.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

Sterling Capital Funds:

We have audited the accompanying statement of assets and liabilities of the Sterling Capital Equity Index Fund (the “Fund”), one of the funds constituting Sterling Capital Funds, as of December 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public CompanyAccounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes, examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the Fund’s investment at December 31, 2011, by correspondence with the master portfolio’s fund accounting agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Sterling Capital Equity Index Fund as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 24, 2012

Sterling Capital Equity Index Fund

      Other Information

      December 31, 2011 (Unaudited)

A description of the policies and procedures that the Fund use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-228-1872; and (ii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-228-1872 and (ii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is filed with the Commission within 60 days of the end of the quarter to which it relates, and is available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Sterling Capital Equity Index Fund

      December 31, 2011

Notice to Shareholders (Unaudited)

All percentages below are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended December 31, 2011, the Fund is reporting the following items with regard to distributions paid during the year.

For the fiscal year ended December 31, 2011, in order to meet certain requirements of the Internal Revenue Code, we are advising you that certain distributions paid during the year from the Fund are reported as:

Qualified Dividend Income %	(for corporate shareholders) Dividends Received Deduction %
100.00%	100.00%

The information reported herein may differ from the information and distributions paid to the shareholders subject to tax reporting.

BOARD CONSIDERATION OF ADVISORY AGREEMENT (UNAUDITED)

The Board of Trustees, at a meeting held on August 25-26, 2011, formally considered the continuance of the Trust’s investment advisory agreement (the “Advisory Agreement”) with Sterling Capital Management LLC (“Sterling Capital” or the “Adviser”) with respect to the Sterling Capital Equity Index Fund (the “Fund”) of the Trust.

The Trustees reviewed extensive material in connection with their consideration of the Advisory Agreement, including data from an independent provider of mutual fund data (as assembled by the Trust’s administrator), which included comparisons with industry averages for comparable funds for advisory fees, 12b-1 fees, and total fund expenses. The data reflected Sterling Capital fee waivers in place, as well as Sterling Capital’s contractual investment advisory fee levels. The Board was assisted in its review by independent legal counsel, who provided memoranda detailing the legal standards for review of the Advisory Agreement. At the meeting, the Board received a detailed presentation by Sterling Capital, which included an analysis of investment processes and performance. The Board also received fund-specific profitability information from Sterling Capital. The Independent Trustees also deliberated outside the presence of management and Sterling Capital.

In their deliberations regarding the Advisory Agreement, each Trustee attributed different weights to various factors involved in an analysis of the Advisory Agreement, and in each case no factor alone was considered determinative. The Trustees determined that the overall arrangements between theTrust and Sterling Capital, as provided in the Advisory Agreement, were fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

The matters addressed below were considered and discussed by the Trustees in reaching their conclusions.

Nature, Extent and Quality of Services Provided — The Trustees received and considered information regarding the nature, extent, and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as materials furnished specifically in connection with the annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of investment personnel of the Adviser responsible for oversight of the Fund. The Trustees considered the overall reputation, and the capabilities and commitment of the Adviser to provide high quality service to the Fund. The Trustees received information concerning the investment philosophy and investment processes applied or to be applied by the Adviser in managing the Fund as well as the Adviser’s Form ADV. The Trustees also considered information regarding regulatory compliance and compliance with the investment policies of the Fund. The Trustees evaluated the procedures of the Adviser designed to fulfill the Adviser’s fiduciary duty to the Fund with respect to possible conflicts of interest, including the Adviser’s code of ethics (regulating the personal trading of its officers and employees). Based on their review, the Trustees concluded that, with respect to the quality and nature of services to be provided by the Adviser, the scope of responsibilities was consistent with mutual fund industry norms, and that the quality of the services provided by the Adviser was satisfactory or better.

Investment Performance — The Trustees considered performance results of the Fund in absolute terms and relative to the Fund’s benchmark and peer group. In the Trustees’ review of performance, long and short-term performance were considered. After reviewing the performance of the Fund and taking into consideration the management style, investment strategies, and prevailing market conditions during the prior year and for longer periods, the Trustees concluded that the performance of the Fund was acceptable or better. It was noted that, on a year-to-date basis, the Fund had achieved its investment goal of closely tracking the performance of the S&P 500® Index.

Cost of Services, Including the Profits Realized by the Advisers and Affiliates — The Trustees noted that the Adviser was not currently charging an advisory fee and will not do so for so long as Fund assets are invested entirely in an underlying portfolio. Notably, that underlying portfolio is sponsored and managed by an entity unaffiliated with the Adviser.

It was in the context described above that the Trustees considered issues related to the profitability of the Adviser. The Trustees reviewed profitability information provided by the Adviser with respect to its services as adviser and administrator. With respect to such information, the Trustees recognized that such profitability data was generally unaudited and represented the Adviser’s own determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and were calculated using an allocation methodology developed by the Adviser. TheTrustees also recognized that it is difficult to make comparisons of profitability from Fund investment advisory and administration contracts, because comparative information is not generally publicly available and could be affected by numerous factors. Based on their review, the Trustees concluded that the profitability of the Adviser as a result of its relationship with the Fund was acceptable.

Economies of Scale — The Trustees also considered whether fee levels reflect economies of scale and whether economies of scale would be produced by the growth of the Fund’s assets. Given that no investment advisory fee is currently being charged by Sterling Capital, the Trustees determined that the growth of the Fund would not result in greater economies of scale on the advisory fee level. Because no investment advisory fee is currently being charged by Sterling Capital and the investment advisory fee charged by the underlying portfolio is sufficiently low (0.05% of the average daily net assets of the underlying portfolio), the Fund is effectively benefiting from economies of scale.

Sterling Capital Equity Index Fund

Information about Trustees and Officers (Unaudited)

Overall responsibility for the management of the Fund rests with its Board of Trustees (“Trustees”), who are elected by the Shareholders of the Fund. The Trustees elect the officers of the Fund to supervise actively its day-to-day operations. The names of the Trustees, birthdates, term of office and length of time served, principal occupations during the past five years, number of portfolios overseen and directorships held outside of the Fund are listed in the two tables immediately following. The business address of the persons listed below is 434 Fayetteville Street, 5th Floor, Raleigh, North Carolina 27601.

INDEPENDENT TRUSTEES

Name and Birthdate	Position(s) Held With the Fund	Term of Office/ Length of Time Served	Principal Occupation During the Last 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee

Thomas W. Lambeth Birthdate: 01/35	Trustee, Chairman of the Board of Trustees	Indefinite, 08/92 — Present	From January 2001 to present, Senior Fellow, Z. Smith Reynolds Foundation	29	None

Drew T. Kagan Birthdate: 02/48	Trustee	Indefinite, 08/00 — Present	From September 2010 to present, Chairman, Montecito Advisors, Inc.; from December 2003 to September 2010, CEO, Montecito Advisors, Inc.; from March 1996 to December 2003, President, Investment Affiliate, Inc.	29	None

Laura C. Bingham Birthdate: 11/56	Trustee	Indefinite, 02/01 — Present	From June 2010 to present, independent consultant; from July 1998 to June 2010, President of Peace College	29	None

Douglas R. Van Scoy Birthdate: 11/43	Trustee	Indefinite, 05/04 — Present	Retired; from November 1974 to July 2001, employee of Smith Barney (investment banking), most recently as Director of Private Client Group and Senior Executive Vice President	29	None

James L. Roberts Birthdate: 11/42	Trustee	Indefinite, 11/04 — Present	Retired; from November 2006 to present, Director, Grand Mountain Bancshares, Inc.; from January 1999 to December 2003, President, CEO and Director, Covest Bancshares, Inc.	29	None

Sterling Capital Equity Index Fund

The following table shows information for the trustee who is an “interested person” of the Fund as defined in the 1940 Act :

INTERESTED TRUSTEE

Name and Birthdate	Position(s) Held With the Funds	Term of Office/ Length of Time Served	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex by Trustee*	Other Directorships Held by Trustee

Alexander W. McAlister** Birthdate: 03/60	Trustee	Indefinite, 11/10 — Present	President, Sterling Capital Management LLC	29	Director, Sterling Capital Management LLC

* The Sterling Capital Funds Complex consists of two open-end investment management companies: Sterling Capital Funds and Sterling Capital Variable Insurance Funds.

**Mr. McAlister is treated by the Fund as an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund because he is an officer of the Advisor.

The following table shows information for officers of Fund:

Name and Birthdate	Position(s) Held With the Fund	Term of Office/ Length of Time Served	Principal Occupation During the Last 5 Years

E.G. Purcell, III Birthdate: 01/55	President	Indefinite, President 11/08 — Present; Secretary, 11/08 — 08/10; Vice President, 11/00 — 11/08	From 1995 to present, Executive Director, Sterling Capital Management LLC and its predecessors

James T. Gillespie Birthdate: 11/66	Treasurer	Indefinite, 06/10 — Present	From June 2010 to present, Director, Sterling Capital Management LLC and its predecessors; from August 2008 to June 2010, Vice President Relationship Management, JPMorgan Chase & Co.; from February 2005 to August 2008, Director, Sterling Capital Management LLC and its predecessors

Sterling Capital Equity Index Fund

Name and Birthdate	Position(s) Held With the Fund	Term of Office/ Length of Time Served	Principal Occupation During the Last 5 Years

Todd M. Miller Birthdate: 09/71	Vice President and Secretary	Indefinite, Vice President, 08/05 — Present; Secretary, 08/10 — Present	From June 2009 to present, Director, Sterling Capital Management LLC and its predecessors; from June 2005 to May 2009, Mutual Fund Administrator; from May 2001 to May 2005, Manager, BISYS Fund Services

Clinton L. Ward Birthdate: 11/69	Chief Compliance and Anti-Money Laundering Officer	Indefinite, 04/07 — Present	From July 2004 to present, Chief Compliance Officer and Executive Director, Sterling Capital Management LLC and its predecessors

Andrew J. McNally Birthdate: 12/70	Assistant Treasurer	Indefinite, Assistant Treasurer, 06/10 — Present; Treasurer, 04/07 — 06/10	From January 2007 to present, Vice President and Senior Director, and from July 2000 to December 2006, Vice President and Director, Fund Accounting and Administration Department, BNY Mellon Investment Servicing (US) Inc.

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-228-1872.

Master Portfolio Information as of December 31, 2011	S&P 500 Stock Master Portfolio

Ten Largest Holdings	Percent of Long-Term Investments
Exxon Mobil Corp.	4%
Apple, Inc.	3
International Business Machines Corp.	2
Chevron Corp.	2
Microsoft Corp.	2
General Electric Co.	2
The Procter & Gamble Co.	2
AT&T, Inc.	2
Johnson & Johnson	2
Pfizer, Inc.	1

Sector Allocation	Percent of Long-Term Investments
Information Technology	19%
Financials	13
Energy	12
Health Care	12
Consumer Staples	12
Consumer Discretionary	11
Industrials	11
Utilities	4
Materials	3
Telecommunication Services	3

For Master Portfolio compliance purposes, the Master Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

24	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011

Schedule of Investments December 31, 2011	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Consumer Discretionary – 10.7%
Auto Components – 0.3%
BorgWarner, Inc. (a)(b)	20,140	$1,283,724
The Goodyear Tire & Rubber Co. (a)	44,719	633,668
Johnson Controls, Inc.	125,015	3,907,969

		5,825,361
Automobiles – 0.4%
Ford Motor Co. (a)	698,204	7,512,675
Harley-Davidson, Inc. (b)	42,702	1,659,827

		9,172,502
Distributors – 0.1%
Genuine Parts Co. (b)	28,604	1,750,565
Diversified Consumer Services – 0.1%
Apollo Group, Inc., Class A (a)	21,359	1,150,609
DeVry, Inc. (b)	11,157	429,098
H&R Block, Inc. (b)	53,774	878,130

		2,457,837
Hotels, Restaurants & Leisure – 2.0%
Carnival Corp.	83,150	2,714,016
Chipotle Mexican Grill, Inc. (a)	5,751	1,942,343
Darden Restaurants, Inc. (b)	24,228	1,104,312
International Game Technology	54,433	936,248
Marriott International, Inc., Class A	49,270	1,437,206
McDonald’s Corp. (b)	187,993	18,861,338
Starbucks Corp.	136,956	6,301,345
Starwood Hotels & Resorts Worldwide, Inc. (b)	35,314	1,694,013
Wyndham Worldwide Corp.	28,050	1,061,131
Wynn Resorts Ltd.	14,553	1,607,961
Yum! Brands, Inc.	84,611	4,992,895

		42,652,808
Household Durables – 0.3%
D.R. Horton, Inc. (b)	50,872	641,496
Harman International Industries, Inc.	12,779	486,113
Leggett & Platt, Inc. (b)	25,683	591,736
Lennar Corp., Class A (b)	29,389	577,494
Newell Rubbermaid, Inc.	53,500	864,025
PulteGroup, Inc. (a)(b)	62,772	396,091
Stanley Black & Decker, Inc.	31,037	2,098,101
Whirlpool Corp. (b)	14,119	669,947

		6,325,003
Internet & Catalog Retail – 0.8%
Amazon.com, Inc. (a)	66,841	11,570,177
Expedia, Inc. (b)	17,267	501,088
NetFlix, Inc. (a)	10,229	708,768
priceline.com, Inc. (a)	9,148	4,278,611
TripAdvisor, Inc. (a)(b)	17,600	443,696

		17,502,340
Leisure Equipment & Products – 0.1%
Hasbro, Inc.	21,255	677,822
Mattel, Inc.	62,232	1,727,560

		2,405,382
Media – 3.1%
Cablevision Systems Corp.	40,354	573,834
CBS Corp., Class B	120,246	3,263,476
Comcast Corp, Class A	500,634	11,870,032

Common Stocks	Shares	Value
Consumer Discretionary (concluded)
Media (concluded)
DIRECTV, Class A (a)	129,641	$5,543,449
Discovery Communications, Inc. (a)	48,563	1,989,626
Gannett Co., Inc.	44,022	588,574
Interpublic Group of Cos., Inc.	84,640	823,547
The McGraw-Hill Cos., Inc.	53,913	2,424,468
News Corp., Class A	402,919	7,188,075
Omnicom Group, Inc. (b)	50,694	2,259,938
Scripps Networks Interactive, Inc., Class A	17,971	762,330
Time Warner Cable, Inc. (b)	58,635	3,727,427
Time Warner, Inc. (b)	183,897	6,646,038
Viacom, Inc., Class B	101,463	4,607,435
The Walt Disney Co. (b)	330,072	12,377,700
The Washington Post Co., Class B (b)	906	341,390

		64,987,339
Multiline Retail – 0.8%
Big Lots, Inc. (a)	11,931	450,515
Dollar Tree, Inc. (a)	21,872	1,817,782
Family Dollar Stores, Inc. (b)	21,574	1,243,957
J.C. Penney Co., Inc. (b)	26,158	919,454
Kohl’s Corp.	46,569	2,298,180
Macy’s, Inc.	77,144	2,482,494
Nordstrom, Inc. (b)	29,730	1,477,878
Sears Holdings Corp. (a)(b)	7,168	227,799
Target Corp.	123,396	6,320,343

		17,238,402
Specialty Retail – 2.0%
Abercrombie & Fitch Co., Class A (b)	15,882	775,677
AutoNation, Inc. (a)(b)	8,869	327,000
AutoZone, Inc. (a)	5,132	1,667,746
Bed Bath & Beyond, Inc. (a)	44,113	2,557,231
Best Buy Co., Inc. (b)	53,932	1,260,391
CarMax, Inc. (a)	41,552	1,266,505
GameStop Corp., Class A (a)(b)	25,236	608,945
The Gap, Inc. (b)	63,644	1,180,596
The Home Depot, Inc. (b)	283,231	11,907,031
Limited Brands, Inc. (b)	45,200	1,823,820
Lowe’s Cos., Inc.	230,140	5,840,953
O’Reilly Automotive, Inc. (a)	23,582	1,885,381
Orchard Supply Hardware Stores Corp., Class A (a)(b)	315	1,184
Ross Stores, Inc.	42,374	2,014,036
Staples, Inc.	128,529	1,785,268
The TJX Cos., Inc.	69,296	4,473,057
Tiffany & Co.	23,331	1,545,912
Urban Outfitters, Inc. (a)	20,285	559,054

		41,479,787
Textiles, Apparel & Luxury Goods – 0.7%
Coach, Inc.	53,622	3,273,087
NIKE, Inc., Class B	68,154	6,568,001
Ralph Lauren Corp.	11,851	1,636,386
VF Corp. (b)	16,021	2,034,507

		13,511,981
Total Consumer Discretionary		225,309,307

See Notes to Financial Statements.

	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011	25

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Consumer Staples – 11.4%
Beverages – 2.6%
Beam, Inc.	28,565	$1,463,385
Brown-Forman Corp., Class B	18,536	1,492,333
The Coca-Cola Co.	417,284	29,197,361
Coca-Cola Enterprises, Inc.	57,340	1,478,225
Constellation Brands, Inc. (a)(b)	32,155	664,644
Dr Pepper Snapple Group, Inc.	39,397	1,555,394
Molson Coors Brewing Co., Class B	28,951	1,260,527
PepsiCo, Inc.	287,241	19,058,440

		56,170,309
Food & Staples Retailing – 2.4%
Costco Wholesale Corp.	79,624	6,634,271
CVS Caremark Corp.	239,149	9,752,496
The Kroger Co.	109,726	2,657,564
Safeway, Inc. (b)	62,467	1,314,305
SUPERVALU, Inc. (b)	39,608	321,617
Sysco Corp. (b)	108,393	3,179,167
Wal-Mart Stores, Inc.	320,897	19,176,805
Walgreen Co.	163,396	5,401,872
Whole Foods Market, Inc. (b)	29,357	2,042,660

		50,480,757
Food Products – 1.9%
Archer Daniels Midland Co.	122,737	3,510,278
Campbell Soup Co. (b)	32,863	1,092,366
ConAgra Foods, Inc.	76,168	2,010,835
Dean Foods Co. (a)	34,230	383,376
General Mills, Inc. (b)	118,228	4,777,593
H.J. Heinz Co. (b)	58,842	3,179,822
The Hershey Co.	28,131	1,737,933
Hormel Foods Corp. (b)	25,482	746,368
The J.M. Smucker Co.	20,920	1,635,316
Kellogg Co.	45,537	2,302,806
Kraft Foods, Inc., Class A	324,604	12,127,205
McCormick & Co., Inc. (b)	24,383	1,229,391
Mead Johnson Nutrition Co.	37,405	2,570,846
Sara Lee Corp.	108,555	2,053,861
Tyson Foods, Inc., Class A	53,601	1,106,325

		40,464,321
Household Products – 2.3%
The Clorox Co.	24,240	1,613,414
Colgate-Palmolive Co.	88,926	8,215,873
Kimberly-Clark Corp.	72,410	5,326,480
The Procter & Gamble Co.	505,487	33,721,038

		48,876,805
Personal Products – 0.2%
Avon Products, Inc.	79,116	1,382,157
The Estee Lauder Cos., Inc., Class A	20,525	2,305,368

		3,687,525
Tobacco – 2.0%
Altria Group, Inc. (b)	377,826	11,202,541
Lorillard, Inc. (b)	24,808	2,828,112
Philip Morris International, Inc.	319,129	25,045,244
Reynolds American, Inc.	62,124	2,573,176

		41,649,073
Total Consumer Staples		241,328,790

Common Stocks	Shares	Value
Energy – 12.2%
Energy Equipment & Services – 2.0%
Baker Hughes, Inc.	80,197	$3,900,782
Cameron International Corp. (a)	45,057	2,216,354
Diamond Offshore Drilling, Inc. (b)	12,843	709,704
FMC Technologies, Inc. (a)(b)	43,785	2,286,890
Halliburton Co.	169,067	5,834,502
Helmerich & Payne, Inc. (b)	19,644	1,146,424
Nabors Industries Ltd. (a)	52,707	913,939
National Oilwell Varco, Inc.	77,876	5,294,789
Noble Corp. (a)	46,391	1,401,936
Rowan Cos., Inc. (a)	22,905	694,709
Schlumberger Ltd.	246,586	16,844,290

		41,244,319
Oil, Gas & Consumable Fuels – 10.2%
Alpha Natural Resources, Inc. (a)	40,329	823,921
Anadarko Petroleum Corp.	91,494	6,983,737
Apache Corp.	70,565	6,391,778
Cabot Oil & Gas Corp.	19,203	1,457,508
Chesapeake Energy Corp.	121,140	2,700,211
Chevron Corp.	365,886	38,930,270
ConocoPhillips (b)	243,942	17,776,054
CONSOL Energy, Inc.	41,683	1,529,766
Denbury Resources, Inc. (a)	73,013	1,102,496
Devon Energy Corp.	74,212	4,601,144
El Paso Corp.	141,702	3,765,022
EOG Resources, Inc.	49,398	4,866,197
EQT Corp. (b)	27,462	1,504,643
Exxon Mobil Corp.	880,628	74,642,029
Hess Corp.	54,758	3,110,254
Marathon Oil Corp.	129,304	3,784,728
Marathon Petroleum Corp.	65,513	2,180,928
Murphy Oil Corp.	35,562	1,982,226
Newfield Exploration Co. (a)	24,259	915,292
Noble Energy, Inc.	32,258	3,044,833
Occidental Petroleum Corp.	149,149	13,975,261
Peabody Energy Corp.	49,778	1,648,150
Pioneer Natural Resources Co.	22,489	2,012,316
QEP Resources, Inc.	32,465	951,224
Range Resources Corp.	28,745	1,780,465
Southwestern Energy Co. (a)	63,834	2,038,858
Spectra Energy Corp. (b)	119,496	3,674,502
Sunoco, Inc.	19,726	809,161
Tesoro Corp. (a)	26,348	615,489
Valero Energy Corp.	102,854	2,165,077
The Williams Cos., Inc. (b)	108,301	3,576,099

		215,339,639
Total Energy		256,583,958
Financials – 13.3%
Capital Markets – 1.8%
Ameriprise Financial, Inc.	41,576	2,063,833
The Bank of New York Mellon Corp. (b)	222,809	4,436,127
BlackRock, Inc. (c)	18,408	3,281,042
The Charles Schwab Corp. (b)	198,362	2,233,556
E*Trade Financial Corp. (a)	46,790	372,448
Federated Investors, Inc., Class B	16,973	257,141
Franklin Resources, Inc.	26,746	2,569,221
The Goldman Sachs Group, Inc.	90,454	8,179,755
Invesco Ltd.	82,878	1,665,019

See notes to Financial Statements.

26	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Financials (continued)
Capital Markets (concluded)
Legg Mason, Inc.	22,717	$546,344
Morgan Stanley	272,690	4,125,800
Northern Trust Corp.	44,287	1,756,422
State Street Corp.	90,393	3,643,742
T Rowe Price Group, Inc. (b)	46,423	2,643,790

		37,774,240
Commercial Banks – 2.6%
BB&T Corp. (b)	128,093	3,224,101
Comerica, Inc.	36,346	937,727
Fifth Third Bancorp	169,017	2,149,896
First Horizon National Corp.	48,717	389,736
Huntington Bancshares, Inc.	159,688	876,687
KeyCorp	175,120	1,346,673
M&T Bank Corp.	23,086	1,762,385
PNC Financial Services Group, Inc. (c)	96,666	5,574,728
Regions Financial Corp.	230,526	991,262
SunTrust Banks, Inc.	98,682	1,746,671
U.S. Bancorp (b)	350,633	9,484,623
Wells Fargo & Co.	968,884	26,702,443
Zions BanCorp.	33,670	548,148

		55,735,080
Consumer Finance – 0.8%
American Express Co. (b)	185,659	8,757,535
Capital One Financial Corp.	84,463	3,571,940
Discover Financial Services	100,998	2,423,952
SLM Corp.	93,424	1,251,882

		16,005,309
Diversified Financial Services – 2.7%
Bank of America Corp.	1,862,269	10,354,216
Citigroup, Inc. (b)	537,168	14,132,890
CME Group, Inc.	12,199	2,972,530
IntercontinentalExchange, Inc. (a)	13,351	1,609,463
JPMorgan Chase & Co.	698,118	23,212,424
Leucadia National Corp.	36,356	826,735
Moody’s Corp. (b)	35,904	1,209,247
The NASDAQ OMX Group, Inc. (a)	23,588	578,142
NYSE Euronext	48,151	1,256,741

		56,152,388
Insurance – 3.5%
ACE Ltd.	61,888	4,339,587
Aflac, Inc.	85,769	3,710,367
The Allstate Corp.	92,860	2,545,293
American International Group, Inc. (a)	80,271	1,862,287
Aon Corp.	59,404	2,780,107
Assurant, Inc.	17,013	698,554
Berkshire Hathaway, Inc., Class B (a)	323,001	24,644,976
Chubb Corp. (b)	51,094	3,536,727
Cincinnati Financial Corp. (b)	29,632	902,591
Genworth Financial, Inc., Class A (a)	90,630	593,626
Hartford Financial Services Group, Inc.	81,848	1,330,030
Lincoln National Corp. (b)	55,265	1,073,246
Loews Corp.	56,112	2,112,617
Marsh & McLennan Cos., Inc.	98,850	3,125,637
MetLife, Inc.	194,325	6,059,053
Principal Financial Group, Inc.	56,080	1,379,568
The Progressive Corp.	113,323	2,210,932

Common Stocks	Shares	Value
Financials (concluded)
Insurance (concluded)
Prudential Financial, Inc.	86,725	$4,346,657
Torchmark Corp. (b)	18,703	811,523
The Travelers Cos., Inc.	75,843	4,487,630
Unum Group	53,736	1,132,217
XL Group Plc	58,906	1,164,572

		74,847,797
Real Estate Investment Trusts (REITs) – 1.8%
Apartment Investment & Management Co.	22,349	512,016
AvalonBay Communities, Inc.	17,472	2,281,843
Boston Properties, Inc.	27,127	2,701,849
Equity Residential	54,505	3,108,420
HCP, Inc. (b)	74,930	3,104,350
Health Care REIT, Inc. (b)	34,874	1,901,679
Host Hotels & Resorts, Inc.	129,779	1,916,836
Kimco Realty Corp. (b)	74,789	1,214,573
Plum Creek Timber Co., Inc. (b)	29,641	1,083,675
ProLogis, Inc.	84,206	2,407,450
Public Storage	26,088	3,507,792
Simon Property Group, Inc.	53,980	6,960,181
Ventas, Inc.	52,905	2,916,653
Vornado Realty Trust	33,901	2,605,631
Weyerhaeuser Co.	98,574	1,840,377

		38,063,325
Real Estate Management & Development – 0.0%
CB Richard Ellis Group Inc. (a)	59,572	906,686
Thrifts & Mortgage Finance – 0.1%
Hudson City Bancorp, Inc. (b)	97,596	609,975
People’s United Financial, Inc. (b)	66,203	850,708

		1,460,683
Total Financials		280,945,508
Health Care – 11.8%
Biotechnology – 1.2%
Amgen, Inc. (b)	145,744	9,358,222
Biogen Idec, Inc. (a)	44,633	4,911,862
Celgene Corp. (a)	81,566	5,513,862
Gilead Sciences, Inc. (a)	138,012	5,648,831

		25,432,777
Health Care Equipment & Supplies – 1.8%
Baxter International, Inc.	103,603	5,126,277
Becton Dickinson & Co. (b)	39,486	2,950,394
Boston Scientific Corp. (a)	272,264	1,453,890
C.R. Bard, Inc.	15,752	1,346,796
CareFusion Corp. (a)	41,135	1,045,240
Covidien Plc	88,642	3,989,777
DENTSPLY International, Inc. (b)	25,887	905,786
Edwards Lifesciences Corp. (a)	20,963	1,482,084
Intuitive Surgical, Inc. (a)	7,165	3,317,467
Medtronic, Inc.	193,901	7,416,713
St. Jude Medical, Inc.	58,617	2,010,563
Stryker Corp.	59,768	2,971,067
Varian Medical Systems, Inc. (a)	20,686	1,388,651
Zimmer Holdings, Inc. (a)(b)	32,927	1,758,960

		37,163,665

See notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011	27

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Health Care (concluded)
Health Care Providers & Services – 2.1%
Aetna, Inc.	66,572	$2,808,673
AmerisourceBergen Corp.	47,474	1,765,558
Cardinal Health, Inc.	63,487	2,578,207
Cigna Corp.	52,456	2,203,152
Coventry Health Care, Inc. (a)	26,479	804,167
DaVita, Inc. (a)	17,165	1,301,279
Express Scripts, Inc. (a)	89,392	3,994,929
Humana, Inc.	30,044	2,632,155
Laboratory Corp. of America Holdings (a)	18,212	1,565,686
McKesson Corp.	45,120	3,515,299
Medco Health Solutions, Inc. (a)	71,136	3,976,502
Patterson Cos., Inc. (b)	16,099	475,243
Quest Diagnostics, Inc.	28,991	1,683,217
Tenet Healthcare Corp. (a)	80,364	412,267
UnitedHealth Group, Inc. (b)	195,862	9,926,286
WellPoint, Inc.	63,916	4,234,435

		43,877,055
Health Care Technology – 0.1%
Cerner Corp. (a)	26,773	1,639,846
Life Sciences Tools & Services – 0.4%
Agilent Technologies, Inc. (a)	63,803	2,228,639
Life Technologies Corp. (a)	32,750	1,274,302
PerkinElmer, Inc.	20,562	411,240
Thermo Fisher Scientific, Inc. (a)	69,508	3,125,775
Waters Corp. (a)	16,468	1,219,455

		8,259,411
Pharmaceuticals – 6.2%
Abbott Laboratories	286,210	16,093,588
Allergan, Inc.	56,046	4,917,476
Bristol-Myers Squibb Co. (b)	311,336	10,971,481
Eli Lilly & Co. (b)	187,192	7,779,700
Forest Laboratories, Inc. (a)	49,095	1,485,615
Hospira, Inc. (a)	30,177	916,475
Johnson & Johnson	501,727	32,903,257
Merck & Co., Inc.	559,985	21,111,434
Mylan, Inc. (a)	78,379	1,682,013
Perrigo Co. (b)	17,126	1,666,360
Pfizer, Inc.	1,412,293	30,562,021
Watson Pharmaceuticals, Inc. (a)	23,363	1,409,723

		131,499,143
Total Health Care		247,871,897
Industrials – 10.5%
Aerospace & Defense – 2.6%
The Boeing Co.	136,555	10,016,309
General Dynamics Corp.	65,432	4,345,339
Goodrich Corp.	23,010	2,846,337
Honeywell International, Inc.	142,117	7,724,059
L-3 Communications Holdings, Inc.	18,353	1,223,778
Lockheed Martin Corp. (b)	48,752	3,944,037
Northrop Grumman Corp.	48,010	2,807,625
Precision Castparts Corp.	26,493	4,365,781
Raytheon Co. (b)	63,595	3,076,726
Rockwell Collins, Inc. (b)	27,810	1,539,840
Textron, Inc.	50,881	940,790
United Technologies Corp.	166,475	12,167,658

		54,998,279

Common Stocks	Shares	Value
Industrials (continued)
Air Freight & Logistics – 1.0%
C.H. Robinson Worldwide, Inc.	30,169	$2,105,193
Expeditors International of Washington, Inc.	38,965	1,596,007
FedEx Corp. (b)	58,285	4,867,380
United Parcel Service, Inc., Class B	177,296	12,976,294

		21,544,874
Airlines – 0.1%
Southwest Airlines Co. (b)	143,080	1,224,765
Building Products – 0.0%
Masco Corp.	65,371	685,088
Commercial Services & Supplies – 0.4%
Avery Dennison Corp. (b)	19,415	556,822
Cintas Corp.	20,361	708,766
Iron Mountain, Inc.	34,115	1,050,742
Pitney Bowes, Inc. (b)	36,560	677,822
R.R. Donnelley & Sons Co. (b)	34,697	500,678
Republic Services, Inc. (b)	57,852	1,593,823
Stericycle, Inc. (a)	15,643	1,218,903
Waste Management, Inc. (b)	84,586	2,766,808

		9,074,364
Construction & Engineering – 0.2%
Fluor Corp.	31,179	1,566,745
Jacobs Engineering Group, Inc. (a)	23,547	955,537
Quanta Services, Inc. (a)	38,574	830,884

		3,353,166
Electrical Equipment – 0.6%
Cooper Industries Plc, Class A	29,054	1,573,274
Emerson Electric Co.	135,183	6,298,176
Rockwell Automation, Inc. (b)	26,079	1,913,416
Roper Industries, Inc. (b)	17,730	1,540,205

		11,325,071
Industrial Conglomerates – 2.3%
3M Co.	128,766	10,524,045
General Electric Co.	1,939,653	34,739,185
Tyco International Ltd.	84,885	3,964,979

		49,228,209
Machinery – 2.1%
Caterpillar, Inc. (b)	118,804	10,763,642
Cummins, Inc.	35,436	3,119,077
Danaher Corp.	104,670	4,923,677
Deere & Co.	76,053	5,882,700
Dover Corp. (b)	34,065	1,977,473
Eaton Corp.	61,409	2,673,134
Flowserve Corp.	10,209	1,013,958
Illinois Tool Works, Inc. (b)	88,782	4,147,007
Ingersoll-Rand Plc	57,367	1,747,972
Joy Global, Inc.	19,314	1,447,971
PACCAR, Inc. (b)	65,823	2,466,388
Pall Corp.	21,162	1,209,408
Parker Hannifin Corp.	27,762	2,116,853
Snap-on, Inc. (b)	10,749	544,114
Xylem, Inc.	33,809	868,553

		44,901,927

See Notes to Financial Statements.

28	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Industrials (concluded)
Professional Services – 0.1%
The Dun & Bradstreet Corp.	8,900	$665,987
Equifax, Inc.	22,379	866,962
Robert Half International, Inc. (b)	26,211	745,965

		2,278,914
Road & Rail – 0.9%
CSX Corp.	192,920	4,062,895
Norfolk Southern Corp. (b)	61,756	4,499,542
Ryder System, Inc. (b)	9,326	495,584
Union Pacific Corp. (b)	88,756	9,402,811

		18,460,832
Trading Companies & Distributors – 0.2%
Fastenal Co. (b)	54,245	2,365,624
W.W. Grainger, Inc. (b)	11,151	2,087,356

		4,452,980
Total Industrials		221,528,469
Information Technology – 18.9%
Communications Equipment – 2.1%
Cisco Systems, Inc.	987,693	17,857,489
F5 Networks, Inc. (a)	14,607	1,550,095
Harris Corp. (b)	21,243	765,598
JDS Uniphase Corp. (a)	42,587	444,608
Juniper Networks, Inc. (a)	96,659	1,972,810
Motorola Mobility Holdings, Inc. (a)	48,437	1,879,356
Motorola Solutions, Inc.	52,640	2,436,706
QUALCOMM, Inc.	308,832	16,893,110

		43,799,772
Computers & Peripherals – 4.6%
Apple, Inc. (a)	170,756	69,156,180
Dell, Inc. (a)	280,578	4,104,856
EMC Corp. (a)	374,806	8,073,321
Hewlett-Packard Co.	365,068	9,404,152
Lexmark International, Inc., Class A (b)	13,069	432,192
NetApp, Inc. (a)	65,895	2,390,012
SanDisk Corp. (a)	44,156	2,172,917
Western Digital Corp. (a)	42,959	1,329,581

		97,063,211
Electronic Equipment, Instruments & Components – 0.4%
Amphenol Corp., Class A	30,459	1,382,534
Corning, Inc.	288,766	3,748,183
FLIR Systems, Inc. (b)	28,593	716,826
Jabil Circuit, Inc. (b)	33,839	665,275
Molex, Inc. (b)	25,077	598,337
TE Connectivity Ltd.	77,994	2,402,995

		9,514,150
Internet Software & Services – 2.0%
Akamai Technologies, Inc. (a)	32,978	1,064,530
eBay, Inc. (a)	211,098	6,402,602
Google, Inc., Class A (a)	46,415	29,979,449
VeriSign, Inc. (b)	29,235	1,044,274
Yahoo!, Inc. (a)	227,897	3,675,979

		42,166,834

Common Stocks	Shares	Value
Information Technology (concluded)
IT Services – 3.9%
Accenture Plc, Class A	117,758	$6,268,258
Automatic Data Processing, Inc. (b)	89,793	4,849,720
Cognizant Technology Solutions Corp., Class A (a)	55,512	3,569,977
Computer Sciences Corp. (b)	28,395	672,962
Fidelity National Information Services, Inc.	44,581	1,185,409
Fiserv, Inc. (a)	25,886	1,520,544
International Business Machines Corp.	216,542	39,817,743
MasterCard, Inc., Class A	19,588	7,302,798
Paychex, Inc.	59,268	1,784,559
SAIC, Inc. (a)	51,008	626,888
Teradata Corp. (a)	30,763	1,492,313
Total System Services, Inc.	29,631	579,582
Visa, Inc., Class A (b)	93,442	9,487,166
The Western Union Co.	113,772	2,077,477

		81,235,396
Office Electronics – 0.1%
Xerox Corp.	254,883	2,028,869
Semiconductors & Semiconductor Equipment – 2.3%
Advanced Micro Devices, Inc. (a)	108,263	584,620
Altera Corp.	58,961	2,187,453
Analog Devices, Inc.	54,753	1,959,062
Applied Materials, Inc.	239,913	2,569,468
Broadcom Corp., Class A (a)	89,138	2,617,092
First Solar, Inc. (a)(b)	10,949	369,638
Intel Corp.	935,535	22,686,724
KLA-Tencor Corp. (b)	30,628	1,477,801
Linear Technology Corp.	41,799	1,255,224
LSI Corp. (a)	103,078	613,314
Microchip Technology, Inc. (b)	35,126	1,286,666
Micron Technology, Inc. (a)	181,000	1,138,490
Novellus Systems, Inc. (a)	12,279	507,000
NVIDIA Corp. (a)	112,220	1,555,369
Teradyne, Inc. (a)	33,524	456,932
Texas Instruments, Inc.	209,945	6,111,499
Xilinx, Inc. (b)	48,233	1,546,350

		48,922,702
Software – 3.5%
Adobe Systems, Inc. (a)	90,203	2,550,039
Autodesk, Inc. (a)	41,631	1,262,668
BMC Software, Inc. (a)	31,282	1,025,424
CA, Inc.	68,005	1,374,721
Citrix Systems, Inc. (a)	34,271	2,080,935
Electronic Arts, Inc. (a)	60,829	1,253,078
Intuit, Inc.	54,619	2,872,413
Microsoft Corp.	1,375,522	35,708,551
Oracle Corp.	722,928	18,543,103
Red Hat, Inc. (a)	35,439	1,463,276
Salesforce.com, Inc. (a)	24,990	2,535,486
Symantec Corp. (a)	135,459	2,119,933

		72,789,627
Total Information Technology		397,520,561
Materials – 3.5%
Chemicals – 2.2%
Air Products & Chemicals, Inc.	38,672	3,294,468
Airgas, Inc.	12,507	976,547
CF Industries Holdings, Inc.	12,016	1,742,080

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011	29

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Materials (concluded)
Chemicals (concluded)
The Dow Chemical Co. (b)	217,140	$6,244,947
E.I. du Pont de Nemours & Co.	169,754	7,771,338
Eastman Chemical Co.	25,286	987,671
Ecolab, Inc. (b)	55,151	3,188,279
FMC Corp.	12,908	1,110,604
International Flavors & Fragrances, Inc.	14,839	777,860
Monsanto Co.	98,373	6,892,996
The Mosaic Co.	54,710	2,759,025
PPG Industries, Inc. (b)	28,376	2,369,112
Praxair, Inc.	55,077	5,887,731
The Sherwin-Williams Co.	15,827	1,412,876
Sigma-Aldrich Corp. (b)	22,134	1,382,490

		46,798,024
Construction Materials – 0.1%
Vulcan Materials Co.	23,637	930,116
Containers & Packaging – 0.1%
Ball Corp.	29,796	1,064,015
Bemis Co., Inc.	18,766	564,482
Owens-Illinois, Inc. (a)	30,005	581,497
Sealed Air Corp.	29,944	515,336

		2,725,330
Metals & Mining – 0.9%
Alcoa, Inc.	195,584	1,691,802
Allegheny Technologies, Inc. (b)	19,546	934,299
Cliffs Natural Resources, Inc.	26,281	1,638,620
Freeport-McMoRan Copper & Gold, Inc.	174,164	6,407,493
Newmont Mining Corp.	90,916	5,455,869
Nucor Corp. (b)	58,196	2,302,816
Titanium Metals Corp.	15,393	230,587
United States Steel Corp. (b)	26,285	695,501

		19,356,987
Paper & Forest Products – 0.2%
International Paper Co.	80,314	2,377,295
MeadWestvaco Corp.	31,373	939,621

		3,316,916
Total Materials		73,127,373
Telecommunication Services – 3.1%
Diversified Telecommunication Services – 2.8%
AT&T, Inc. (b)	1,088,757	32,924,012
CenturyLink, Inc.	113,479	4,221,419
Frontier Communications Corp. (b)	182,784	941,337
Verizon Communications, Inc. (b)	520,147	20,868,298
Windstream Corp. (b)	106,960	1,255,710

		60,210,776
Wireless Telecommunication Services – 0.3%
American Tower Corp., Class A	72,214	4,333,562
MetroPCS Communications, Inc. (a)	53,415	463,642
Sprint Nextel Corp. (a)	549,844	1,286,635

		6,083,839
Total Telecommunication Services		66,294,615
Utilities – 3.8%
Electric Utilities – 2.1%
American Electric Power Co., Inc.	88,732	3,665,519
Duke Energy Corp. (b)	244,872	5,387,184
Edison International	59,869	2,478,577

Common Stocks	Shares	Value
Utilities (concluded)
Electric Utilities (concluded)
Entergy Corp.	32,362	$2,364,044
Exelon Corp.	121,820	5,283,333
FirstEnergy Corp.	76,845	3,404,233
NextEra Energy, Inc.	77,636	4,726,480
Northeast Utilities	32,462	1,170,904
Pepco Holdings, Inc.	41,666	845,820
Pinnacle West Capital Corp.	20,006	963,889
PPL Corp.	106,260	3,126,169
Progress Energy, Inc.	54,206	3,036,620
Southern Co. (b)	158,365	7,330,716

		43,783,488
Gas Utilities – 0.1%
AGL Resources, Inc. (b)	21,370	903,096
ONEOK, Inc.	18,926	1,640,695

		2,543,791
Independent Power Producers & Energy Traders – 0.2%
The AES Corp. (a)	118,488	1,402,898
Constellation Energy Group, Inc.	37,042	1,469,456
NRG Energy, Inc. (a)	42,181	764,320

		3,636,674
Multi-Utilities – 1.4%
Ameren Corp.	44,516	1,474,815
Centerpoint Energy, Inc.	78,274	1,572,525
CMS Energy Corp. (b)	46,138	1,018,727
Consolidated Edison, Inc.	53,820	3,338,455
Dominion Resources, Inc.	104,658	5,555,247
DTE Energy Co.	31,103	1,693,558
Integrys Energy Group, Inc.	14,246	771,848
NiSource, Inc. (b)	51,664	1,230,120
PG&E Corp. (b)	74,580	3,074,188
Public Service Enterprise Group, Inc.	92,959	3,068,576
SCANA Corp. (b)	21,132	952,208
Sempra Energy	44,038	2,422,090
TECO Energy, Inc. (b)	39,568	757,331
Wisconsin Energy Corp. (b)	42,501	1,485,835
Xcel Energy, Inc.	89,112	2,463,056

		30,878,579
Total Utilities		80,842,532

Preferred Stocks
Consumer Discretionary – 0.0%
Orchard Supply Hardware Stores Corp., Series A 0.00% (b)	315	1,184
Total Long-Term Investments (Cost – $1,740,982,192) – 99.2%		2,091,354,194

Short-Term Securities
Money Market Funds – 10.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.22% (c)(d)(e)	170,771,686	170,771,686
BlackRock Cash Funds: Prime, SL Agency Shares, 0.18% (c)(d)(e)	53,764,558	53,764,558

		224,536,244

See Notes to Financial Statements.

30	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Par (000)	Value
U.S. Treasury Obligations – 0.1%
U.S. Treasury Bill, 0.04%, 3/22/12 (f)(g)	$1,550	$1,549,941
Total Short-Term Securities (Cost – $226,086,223) – 10.7%		226,086,185
Total Investments (Cost – $1,967,068,415*) – 109.9%		2,317,440,379
Liabilities in Excess of Other Assets – (9.9%)		(209,124,171)

Net Assets – 100.0%		$2,108,316,208

*	As of December 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$2,039,291,152

Gross unrealized appreciation	562,476,334
Gross unrealized depreciation	(284,327,107)

Net unrealized appreciation	$278,149,227

(a) Non-income producing security.

(b) Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Master Portfolio during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2010	Shares Purchased		Shares Sold	Shares Held at December 31, 2011	Value at December 31, 2011	Realized Loss	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	350,818,795	–		(180,047,109)[1]	170,771,686	$170,771,686	–	$530,203
BlackRock Cash Funds: Prime, SL Agency Shares	53,051,433	713,125	[2]	–	53,764,558	$53,764,558	–	$166,200
BlackRock Inc.	–	18,995		(587)	18,408	$3,281,042	$(7,268)	$74,649
PNC Financial Services Group, Inc.	98,114	3,182		(4,630)	96,666	$5,574,728	$(78,804)	$112,887

[1]	Represents net shares sold.

[2]	Represents net shares purchased.

(d)	Represents the current yield as of report date.

(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

(f)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(g)	Rate shown is the yield to maturity as of the date of purchase.

For Master Portfolio compliance purposes, the Master Portfolio’s sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. These definitions may not apply for purposes of this report, which may combine such sector and industry sub-classifications for reporting ease.

—	Financial futures contracts purchased as of December 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation
261	S&P 500 Index	Chicago	March 2012	$16,346,430	$59,037
—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Master Portfolio’s perceived risk of investing in those securities.

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011	31

Schedule of Investments (concluded)	S&P 500 Stock Master Portfolio

For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements. The following tables summarize the inputs used as of December 31, 2011 in determining the fair valuation of the Master Portfolio’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]:
Common Stocks	$2,091,351,826	$1,184	—	$2,091,353,010
Preferred Stocks	—	1,184	—	1,184
Short-Term Securities:
Money Market Funds	224,536,244	—	—	224,536,244
U.S. Treasury Obligations	—	1,549,941	—	1,549,941

Total	$2,315,888,070	$1,552,309	—	$2,317,440,379

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Equity Contracts	$59,037	—	—	$59,037

[1]	See above Schedule of Investments for values in each sector and industry.
[2]	Derivative financial instruments are financial futures contracts. Financial futures contracts are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

32	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011

Statement of Assets and Liabilities	S&P 500 Stock Master Portfolio

December 31, 2011
Assets
Investments at value – unaffiliated (including securities loaned of $206,365,071) (cost – $1,733,484,351)	$2,084,048,365
Investments at value – affiliated (cost – $233,584,064)	233,392,014
Contributions receivable from investors	157,101
Investments sold receivable	334,407
Dividends receivable	3,261,668
Securities lending income receivable – affiliated	32,279
Interest receivable	72

Total assets	2,321,225,906

Liabilities
Collateral on securities loaned at value	212,723,572
Margin variation payable	60,767
Investment advisory fees payable	78,733
Professional fees payable	33,054
Trustees’ fees payable	13,572

Total liabilities	212,909,698

Net Assets	$2,108,316,208

Net Assets Consist of
Investors’ capital	$1,757,885,207
Net unrealized appreciation/depreciation	350,431,001

Net Assets	$2,108,316,208

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011	33

Statement of Operations	S&P 500 Stock Master Portfolio

Year Ended December 31, 2011
Investment Income
Dividends – unaffiliated	$45,400,452
Dividends – affiliated	187,536
Securities lending – affiliated	657,698
Income – affiliated	38,705
Interest	1,770

Total income	46,286,161

Expenses
Investment advisory	1,086,941
Professional	55,849
Independent Trustees	66,953

Total expenses	1,209,743
Less fees waived by advisor	(122,802)

Total expenses after fees waived	1,086,941

Net investment income	45,199,220

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(27,369,635)
Investments – affiliated	(86,072)
Financial futures contracts	1,361,381

(26,094,326)

Net change in unrealized appreciation/depreciation on:
Investments	26,921,118
Financial futures contracts	(615,457)

26,305,661

Total realized and unrealized gain	211,335

Net Increase in Net Assets Resulting from Operations	$45,410,555

See Notes to Financial Statements.

34	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011

Statements of Changes in Net Assets	S&P 500 Stock Master Portfolio

	Year Ended December 31,
Increase (Decrease) in Net Assets	2011	2010
Operations
Net investment income	$45,199,220	$40,499,948
Net realized loss	(26,094,326)	(97,772,658)
Net change in unrealized appreciation/depreciation	26,305,661	343,783,895

Net increase in net assets resulting from operations	45,410,555	286,511,185

Capital Transactions
Proceeds from contributions	195,530,480	253,464,019
Value of withdrawals	(291,341,608)	(430,320,410)

Net decrease in net assets derived from capital transactions	(95,811,128)	(176,856,391)

Net Assets
Total increase (decrease) in net assets	(50,400,573)	109,654,794
Beginning of year	2,158,716,781	2,049,061,987

End of year	$2,108,316,208	$2,158,716,781

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011	35

Financial Highlights	S&P 500 Stock Master Portfolio

	Year Ended December 31,
	2011	2010	2009	2008	2007
Total Investment Return
Total investment return	2.13%	15.06%	26.63%	(36.86)%	5.54%

Ratios to Average Net Assets
Total expenses	0.06%	0.05%	0.05%	0.05%	0.05%
Total expenses after fees waived	0.05%	0.05%	0.05%	0.05%	0.05%
Net investment income	2.08%	2.01%	2.35%	2.32%	1.98%

Supplemental Data
Net assets, end of year (000)	$2,108,316	$2,158,717	$2,049,062	$1,690,980	$2,920,748
Portfolio turnover[1]	5%	9%	5%	8%	7%

[1]	Portfolio turnover rates include in-kind transactions, if any.

See Notes to Financial Statements.

36	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011

Notes to Financial Statements	S&P 500 Stock Master Portfolio

1. Organization and Significant Accounting Policies:

S&P 500 Stock Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). MIP is organized as a Delaware statutory trust. The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

The following is a summary of significant accounting policies followed by the Master Portfolio:

Valuation: US GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor seeks to determine the price that the Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Preferred Stock: The Master Portfolio may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Master Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts), the Master Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Securities Lending: The Master Portfolio may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011	37

Notes to Financial Statements (continued)	S&P 500 Stock Master Portfolio

securities lending agent. During the term of the loan, the Master Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Master Portfolio could experience delays and costs in gaining access to the collateral. The Master Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2011, any securities on loan were collateralized by cash.

Income Taxes: The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Sub-chapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s US federal tax returns remains open for each of the four periods ended December 31, 2011. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board (the “FASB”) issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Master Portfolio’s financial statement disclosures.

In December 2011, the FASB issued guidance that will enhance current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting agreements or similar agreements and will require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the Statement of Assets and Liabilities. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Master Portfolio’s financial statement disclosures.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

2. Derivative Financial Instruments:

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the return of the Master Portfolio and to economically hedge, or protect, its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts: The Master Portfolio purchases or sells financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Master Portfolio and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, a Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Master Portfolio as unrealized appreciation or depreciation. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

38	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011

Notes to Financial Statements (continued)	S&P 500 Stock Master Portfolio

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Values of Derivative Financial Instruments as of December 31, 2011
	Asset Derivatives
	Statement of Assets and Liabilities Location	Value
Equity contracts	Net unrealized appreciation/ depreciation*	$59,037

*     Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2011
	Net Realized Gain From
	Financial Futures Contracts
Equity contracts	$1,361,381
	Net Change in Unrealized Appreciation/Depreciation on
	Financial Futures Contracts
Equity contracts	$ (615,457)

For the year ended December 31, 2011, the average quarterly balances of out- standing derivative financial instruments were as follows:
Financial futures contracts:
Average number of contracts purchased		244
Average notional value of contracts purchased		$15,517,276

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc.

(“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement (the “Investment Advisory Agreement”) with Black-Rock Fund Advisors (“BFA”), the Master Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. Pursuant to the Investment Advisory Agreement with MIP, BFA is responsible for the management of the Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays BFA a monthly fee based on a percentage of the Master Portfolio’s average daily net assets at an annual rate of 0.05%.

The fees and expenses of the MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”),

counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. BFA has contractually agreed to cap the expenses of the Master Portfolio at the rate at which the Master Portfolio pays an advisory fee to BFA by providing an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to the independent expenses. These contractual waivers are effective through April 30, 2012. The amount of the waivers, if any, are shown as fees waived in the Statement of Operations.

MIP entered into an administration services arrangement with BlackRock Institutional Trust Company, N.A. (“BTC”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BTC may delegate certain of its administration duties to sub-administrators. BTC, in consideration thereof, has agreed to bear all of the Master Portfolio’s and MIP’s ordinary operating expenses excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio.

BTC is not entitled to compensation for providing administration services to the Master Portfolio, for so long as BTC is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BTC (or an affiliate) receives investment advisory fees from the Master Portfolio.

The Master Portfolio received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BlackRock Institutional Trust Company (“BTC”), an affiliate of BFA, as the securities lending agent. BTC may, on behalf of the Master Portfolio, invest cash collateral received by the Master Portfolio for such loans, among other things, in a private investment company managed by BTC or in registered money market funds advised by BTC or its affiliates. As securities lending agent, BTC is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BTC does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BTC is disclosed in the Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BTC equal to 35% of such income. The share of income earned by the Master Portfolio on such investments is shown as securities lending – affiliated in the Statement of Operations. For the year ended

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011	39

Notes to Financial Statements (concluded)	S&P 500 Stock Master Portfolio

December 31, 2011, BTC received $268,233 in securities lending agent fees related to securities lending activities for the Master Portfolio.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

4. Investments:

Purchases and sales of investments excluding short-term securities for the year ended December 31, 2011, were $108,528,939 and $148,812,436, respectively.

5. Concentration, Market and Credit Risk:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counter-party credit risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counter-party credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Master Portfolio’s Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

40	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011

Report of Independent Registered Public Accounting Firm	S&P 500 Stock Master Portfolio

To the Interestholders and Board of Trustees of Master Investment Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the S&P 500 Stock Master Portfolio, a portfolio of Master Investment Portfolio (the “Master Portfolio”), at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 24, 2012

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011	41

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Trustee	Since 2009	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 107 Portfolios	None
Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Trustee	Since 2009	President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006; Director, Fox Chase Cancer Center from 2004 to 2010.	33 RICs consisting of 107 Portfolios	None
David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2009	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 107 Portfolios	None
Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 107 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005; Director, Cybersettle (dispute resolution technology) since 2009.	33 RICs consisting of 107 Portfolios	AIMS Worldwide, Inc. (marketing)
Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2009	Professor, Harvard Business School since 1989; Director, McLean Hospital since 2005; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 107 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2009	Director, The West Penn Allegheny Health System (a not- for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 107 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 107 Portfolios	None
Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2009	President, Founders Investments Ltd. (private investments) since 1999; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, Forward Management, LLC since 2007; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 107 Portfolios	None

42	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)

Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Trustee	Since 2009	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman Elect of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 107 Portfolios	None

Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 107 Portfolios	None

[1]   Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved extensions in terms of Trustees who turn 72 prior to December 31, 2013.

[2]   Date shown is the earliest date a person has served for the Fund covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s/MIP’s board in 2007, each Trustee first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director, BlackRock, and Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	159 RICs consisting of 286 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	159 RICs consisting of 286 Portfolios	None

[3]   Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust/MIP based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust/MIP based on his former positions with BlackRock and its affiliates as well as his owner- ship of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Trustees of the BlackRock regis- tered closed-end funds and Trustees of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011	43

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with the Trust/MIP	Length of Time Served	Principal Occupation(s) During Past Five Years
Trust/MIP Officers*
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Simon Mendelson 55 East 52nd Street New York, NY 10055 1964	Vice President	Since 2009	Managing Director of BlackRock since 2005; Co-head of the Global Cash and Securities Lending Group since 2010; Chief Operating Officer and Head of the Global Client Group for BlackRock’s Global Cash Management Business from 2007 to 2010; Head of BlackRock’s Strategy and Development Group from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005.
Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2009	Managing Director of BlackRock since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Ira P. Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.
* Officers of the Trust/MIP serve at the pleasure of the Board of Trustees.

Investment Advisor	Administrator	Custodian	Transfer Agent	Accounting Agent	Distributor
BlackRock Fund Advisors San Francisco, CA 94105	BlackRock Institutional Trust Company, N.A. San Francisco, CA 94105	State Street Bank and Trust Company Boston, MA 02110	BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	State Street Bank and Trust Company Boston, MA 02110	BlackRock Investments, LLC New York, NY 10022

			Legal Counsel Sidley Austin LLP New York, NY 10019	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP New York, NY 10017	Address of the Funds 400 Howard Street San Francisco, CA 94105

44	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011

Additional Information

General Information

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/ Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolio uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following:

(i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents;

(ii) information about your transactions with us, our affiliates, or others;

(iii) information we receive from a consumer reporting agency; and

(iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011	45

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds
BlackRock ACWI ex-US Index Fund	BlackRock Global Dividend Income Portfolio	BlackRock Mid-Cap Growth Equity Portfolio
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Dynamic Equity Fund	BlackRock Mid-Cap Value Equity Portfolio
	BlackRock Global Emerging Markets Fund	BlackRock Mid Cap Value Opportunities Fund
BlackRock Asset Allocation Portfolio†	BlackRock Global Opportunities Portfolio	BlackRock Natural Resources Trust
BlackRock Balanced Capital Fund†	BlackRock Global SmallCap Fund	BlackRock Pacific Fund
BlackRock Basic Value Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock Russell 1000 Index Fund
BlackRock Capital Appreciation Fund	BlackRock Index Equity Portfolio	BlackRock Science & Technology
BlackRock China Fund	BlackRock India Fund	Opportunities Portfolio
BlackRock Commodity Strategies Fund	BlackRock International Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock Emerging Markets Long/Short Equity Fund	BlackRock International Index Fund	BlackRock Small Cap Growth Fund II
	BlackRock International Opportunities Portfolio	BlackRock Small Cap Index Fund
BlackRock Energy & Resources Portfolio	BlackRock Large Cap Core Fund	BlackRock S&P 500 Index Fund
BlackRock Equity Dividend Fund	BlackRock Large Cap Core Plus Fund	BlackRock S&P 500 Stock Fund
BlackRock EuroFund	BlackRock Large Cap Growth Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Focus Growth Fund	BlackRock Large Cap Value Fund	BlackRock Value Opportunities Fund
BlackRock Global Allocation Fund†	BlackRock Latin America Fund	BlackRock World Gold Fund

Fixed Income Funds
BlackRock Bond Index Fund	BlackRock High Yield Bond Portfolio	BlackRock Multi-Sector Bond Portfolio
BlackRock Core Bond Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Strategic Income Opportunities
BlackRock Emerging Market Debt Portfolio	BlackRock International Bond Portfolio	Portfolio
BlackRock Floating Rate Income Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock Total Return Fund
BlackRock Global Long/Short Credit Fund	BlackRock Low Duration Bond Portfolio	BlackRock US Government Bond Portfolio
BlackRock GNMA Portfolio	BlackRock Multi-Asset Income Portfolio†	BlackRock World Income Fund
US Mortgage Portfolio

Municipal Bond Funds
BlackRock California Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund

Target Risk & Target Data Funds†

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		LifePath Portfolios Retirement		LifePath Index Portfolios Retirement
Conservative Prepared Portfolio	2015	2035	2020	2040	2020	2040
Moderate Prepared Portfolio	2020	2040	2025	2045	2025	2045
Growth Prepared Portfolio	2025	2045	2030	2050	2030	2050
Aggressive Growth Prepared Portfolio	2030	2050	2035	2055	2035	2055

† Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

46	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011

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EQX-AR-1211

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)

There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in Item 2(b) of Form N-CSR.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in Item 2(b) of Form N-CSR.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Drew Kagan is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $17,000 for 2011 and $18,845 for 2010.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2011 and $0 for 2010.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,990 for 2011 and $3,990 for 2010. Fees for both 2011 and 2010 relate to the preparation of federal income and excise tax returns and review of capital gains distribution calculations.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2011 and $0 for 2010.

(e)(1)

Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the Trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $94,590 for 2011 and $54,000 for 2010.

(h)

The audit committee of the registrant’s board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)

The registrant’s Code of Ethics, included as Exhibit (a)(1) to the registrant’s report on Form N-CSR filed on December 8, 2011 (Accession No. 0001193125-11-335032), is incorporated herein by reference.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Sterling Capital Funds

By (Signature and Title)	/s/ E.G. Purcell III
E.G. Purcell III, President
(principal executive officer)

Date 2/23/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ E.G. Purcell III
E.G. Purcell III, President
(principal executive officer)

Date 2/23/12

By (Signature and Title)	/s/ James T. Gillespie
James T. Gillespie, Treasurer
(principal financial officer)

Date 2/23/12